Barclays Global Financial Services Conference September 11, 2023 John Woods Vice Chairman and Chief Financial Officer Brendan Coughlin Vice Chairman and Head of Consumer Banking

2 Forward-looking statements and use of non-GAAP financial measures This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook,” “hopeful,” “guidance” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: • Negative economic, business and political conditions, including as a result of the interest rate environment, supply chain disruptions, inflationary pressures and labor shortages, that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits; • The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; • Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals, including the anticipated benefits of the HSBC and Investors transactions; • The effects of geopolitical instability, including as a result of Russia’s invasion of Ukraine and the imposition of sanctions on Russia and other actions in response, on economic and market conditions, inflationary pressures and the interest rate environment, commodity price and foreign exchange rate volatility, and heightened cybersecurity risks; • Our ability to meet heightened supervisory requirements and expectations; • Liabilities and business restrictions resulting from litigation and regulatory investigations; • Our capital and liquidity requirements under regulatory capital standards and our ability to generate capital internally or raise capital on favorable terms; • The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; • Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; • The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; • Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses; • Environmental risks, such as physical or transitional risks associated with climate change and social and governance risks, that could adversely affect our reputation, operations, business, and customers. • A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and • Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, receipt of required regulatory approvals and other regulatory considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares from or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found in the “Risk Factors” section in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as filed with the Securities and Exchange Commission. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The Appendix presents reconciliations of our non- GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

3 Navigating well through a dynamic environment – Multi-year investments in fee-generation capabilities to deliver superior revenue growth in the medium term – Citizens Private Bank launched to rapidly build Wealth presence – New York Metro market entry progressing well; provides significant revenue growth potential – All other initiatives tracking well: Citizens Pay, Citizens Access, Private Capital Quality deposit franchise and strong liquidity position – Rigorous stress testing ensures liquidity levels are managed above required limits with appropriate buffers – Consumer deposit base represents ~67% of total deposits, near top of peer group – Established a Non-Core strategy to run off non-strategic lending and high-cost funding – ~70% of our deposits are insured by the FDIC or secured(1) – CET1 ratio of 10.3%, among the strongest in our peer group before and after AOCI opt-out removal – Tightened risk appetite and selective in growing loans, emphasizing attractive relationship-oriented lending – Continue to be well reserved for credit issues – Prudent hedging to maintain protection to significant downside in rates well into 2026 – TOP 8 on target to achieve ~$115 million pre-tax run-rate benefit by YE2023; planning for TOP 9 underway Strong defense to manage the risks of a challenging environment – Track record of strong execution – Commitment to operating and financial discipline – Excellence in our capabilities, highly competitive with mega-banks and peers – Citizens expects to deliver 2023 mid-teens ROTCE through a challenging environment Citizens has performed well since the IPO given a sound strategy, capable and experienced leadership and a strong customer-focused culture Citizens continues to have a series of unique initiatives that will lead to relative medium-term outperformance Positioning the company well to manage through potential regulatory changes See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

4 Strong franchise with leading positions in attractive markets Highlights Attractive footprint with large mass-affluent and affluent segments Deposits from all 50 states Assets Deposits Loans $223B $178B $151B All-time high customer satisfaction in Consumer and Commercial Customer growth(1) In millions Assets under management growth $s in billions Strong league table results(2) Middle market bookrunner by deal count 12 months ended December 31, 2022 As of June 30, 2023 See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

5 198,217,24155,96,146 127, 127, 1270,157, 120 Citizens Green 91,137,193189,221,209 192,192,192 255,201,47 Primary ------ use colors in this direction ------ Secondary Strong 2Q23 capital and liquidity performance and momentum CET1 Ratio Spot loans, spot deposits, spot LDR 10.0% 10.3% 9.6% 1Q23 2Q23 Peer Median Period Ending 90% 85% 1Q23 2Q23 $172 $178 1Q23 2Q23 68% 70% 1Q23 2Q23 Strong absolute and relative capital position Loans-to-deposit ratio Improved loans-to-deposit ratio Strong spot deposit growth Resilient retail-oriented deposit base outpacing peers % Insured/secured deposits Improvement in insured/secured deposits +3% vs Peer Median +0.7% $ in billions

6 Demand 23% Money Market 30% Checking with interest 20% Citizens Access™ Savings 6% Savings 10% Term 11% 60% 68% 70% 4Q22 1Q23 2Q23 55% 67% 67% 2Q23 1Q23 2Q23 Branch Deposits 46% Citizens Access™ 6% Wealth 1% Business Banking 13% Commercial 27% Treasury/ Other 7% (As of 6/30/23) Highly diversified and retail-oriented deposit base $178B Period-end deposits Peer Avg(1) 27% 26% 23% 4Q22 1Q23 2Q23 Business mix Product mix Total deposits insured/secured(2) % Consumer Banking deposits DDA as % of total deposits See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

7 198,217,24155,96,146 127, 127, 1270,157, 120 Citizens Green 91,137,193189,221,209 192,192,192 255,201,47 Primary ------ use colors in this direction ------ Secondary CFG’s strong capital position relative to peers CET1 ratio (2Q23)(1) 10.6% 10.3% 10.3% 10.1% 9.8% 9.6% 9.5% 9.5% 9.3% 9.1% Peer 1 CFG Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 10.2% 8.5% 7.7% 7.7% 7.5% 6.8% 6.8% 6.6% 6.5% 6.1% Peer 1 CFG Peer 2 Peer 3 Peer 4 Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 CET1 ratio adjusted for AOCI opt-out removal (2Q23)(2) See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

8 198,217,24155,96,146 127, 127, 1270,157, 120 Citizens Green 91,137,193189,221,209 192,192,192 255,201,47 Primary ------ use colors in this direction ------ Secondary $179 $186 2Q23 2Q23 Pro forma (fully phased in) Well positioned for new regulations - Capital 2Q23 CET1 ratio adjusted for AOCI opt-out removal(1) Estimated RWA impact ~+4% $s in billions ■ CET ratio of 10.3% among the highest within peer group ■ CET1 ratio adjusted for AOCI opt-out removal of 8.5% also near top of the peer group ■ Expect RWA increase of ~4% on a fully-phased in basis based on initial assessment of NPR – Operational risk drives majority of the RWA increase, partially offset by lower RWA for credit risk (primarily CRE, retail and off-balance sheet commercial commitments) ~ AOCI opt-out removal impact Basel III Endgame RWA impacts Well positioned to build capital towards 9.5-10.0% CET1 ratio adjusted for AOCI opt-out and fully phased-in RWA impacts before the phase-in period starts (excluding share repurchases) See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items. 10.3% 8.5% 2Q23 2Q23 Pro forma (AOCI opt-out removal)

9 198,217,24155,96,146 127, 127, 1270,157, 120 Citizens Green 91,137,193189,221,209 192,192,192 255,201,47 Primary ------ use colors in this direction ------ Secondary Well positioned for new regulations - Liquidity 114% 97%Category I Category III Pro forma LCR at 6/30/2023 Further strengthening LCR ■ Awaiting clarity on new rules for Category IV banks regarding liquidity coverage ratio requirements – Proactively bolstering LCR in advance of potential NPR ■ Compliant at June 30th, 2023 with LCR requirements for Category III banks ■ High-quality deposit base provides a strong foundation for liquidity – 70% insured/secured(1); ~67% Consumer ■ Total cash and securities as a % of interest- earning assets to increase from ~22% in 2Q23 to ~25% in 4Q23 ■ Reducing FHLB and increasing structural funding ■ Executing collateralized borrowings to ring- fence funding for the auto portfolio ■ Managing LDR toward low/mid 80s for YE2023 Anticipating new requirementsImproving liquidity profile See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

10 198,217,24155,96,146 127, 127, 1270,157, 120 Citizens Green 91,137,193189,221,209 192,192,192 255,201,47 Primary ------ use colors in this direction ------ Secondary Well positioned for new regulations - Long-term debt requirements Commentary Expected financial impacts ■ Would expect to meet proposed long-term debt requirements with programmatic issuance over multiple year phase-in period – Incremental ~$4.3B eligible long-term debt needed to achieve 6% of RWA based on 2Q23 levels – 3-year phase-in period after finalization of NPR provides a manageable runway; expect to be measured and opportunistic ■ 2Q23 pro forma impact from incremental issuance expected to be $0.04-$0.08 per share annualized – Assumes a reduction in other higher-cost funding (primarily FHLB advances) – Equates to a 1-2% EPS impact over the phase-in period $3.5 2 $3.5 6 $6.4 $6.4 $4.3 3.6% 6.0% Eligible long-term debt Eligible long-term debt build required Eligible long-term debt as % of RWA 2Q23 2Q23 Pro forma Manageable long-term debt requirement$s in billions

11 Key strategic initiatives Citizens Private Bank New York City Metro Citizens Access/Citizens Pay Capturing the Private Capital opportunity TOP 8/9 We continue to invest in a series of unique initiatives that position Citizens for medium-term outperformance vs. peers I II III IV V VI Balance Sheet Optimization (BSO) and evolving regulations

I. BSO actions to further strengthen capital & liquidity, improve returns

Immediately accretive to NIM, ROTCE and EPS

~$13.7 billion Non-Core portfolio



$s in billions
Non-Core portfolio
High-cost funding
$13.7
$13.7
$3.3
$10.4
$5.7
$8.0
2Q23
~4.2% Loan yield (w.a.)
~5.5% Funding cost (w.a.)
~95% fixed-rate; ~2.0 years WAL
$11.1
$2.8
$8.3
4Q23
$7.2
$2.0
$5.2
4Q24
$4.5
$1.5
$3.0
4Q25
~$9.2B reduction expected by end of 2025; opportunistic sales may accelerate
Indirect auto
Education and other retail (purchased)
Collateralized borrowings
High-beta deposits

Summary of planned actions

- Placing indirect auto into Non-Core given decision to exit this business
- Placing all purchase flow agreement consumer loans in Non-Core (these agreements ceased in 2022)

2H2023 focus is on liquidity improvement

2024/25 will see more strategic loan growth and Private Bank loans exceed Non-Core run-off

12

I. BSO actions to further strengthen capital & liquidity, improve returns

Strategic remixing of the balance sheet

$s in billions

$13.7B Non-Core portfolio run-off through YE2025

Redeployment through YE2025 in Legacy Core


$9.2
Loan reduction through FY2025
$9.2
~25%
~25%
~50%
Funding pay-down
Strategic loan growth
Cash and securities

Summary of planned actions

- Of the ~$9.2 billion in Non-Core rundown by YE2025:
  - ~25% supports organic loan growth (Commercial, HELOC, Card, Citizens Pay)
  - ~25% pays down funding
  - ~50% is invested in cash and securities
- Utilize collateralized borrowings to ring-fence funding for auto portfolio and reduce FHLB borrowings

Improves liquidity and capital efficiency

- Further strengthens liquidity position in anticipation of new rules
- Reduction in RWA to improve capital efficiency
- ~$3B in auto collateralized borrowings executed to-date

13

II. Building Private Banking capabilities

Boosts growth plans in Wealth Management and Business Banking

Private Banking coverage in key geographies

Added ~50 senior private bankers and ~100 related support staff in Boston, South Florida, New York, and California



- Regional branch network
- Light branch network
- National digital retail deposits and lending, and Commercial Banking client coverage

Launch of Citizens Private Bank

- Hired ~50 senior bankers and ~100 support staff; adding additional talent to round out the effort
- Accelerates growth plans in key markets: Metro New York, Boston, South Florida, and California
- Adds new presence and capabilities on the West Coast which complements JMP and our commercial activities
- Building a distinctive premier wealth offering leveraging Clarfeld as centerpiece
- Enhances existing coverage of the innovation economy through Private Equity and Venture Capital verticals

Private Bankers to deliver Private Banking, Business Banking and Private Wealth Management products and services to clients in a "white-glove", client-focused way

14

15 II. Building Private Banking capabilities Building a world-class integrated operating model Introducing: Building an extraordinary experience for HNW clients Citizens Private Bank World-class client experience ■ Unparalleled client service ■ Banker empowerment to deliver an extraordinary client service experience ■ Serve as trusted advisor

16 II. Building Private Banking capabilities Core business principles to build a durable, profitable, and successful franchise ■ Primary banking relationship focus ■ Pristine credit risk profile ■ Build a strong, self-funding deposit base ■ Profitability-focused relationship-based pricing ■ Compensation aligned to achievements of profitable growth ■ Strong risk management

17 II. Building Private Banking capabilities A focused client strategy to take market share in the recently disrupted HNW space Companies that skew HNW employees and clients ■ Private Equity ■ Venture Capital ■ Multi-family HNW and high-potential clients ■ >$5mm liquid assets ■ >$10mm net worth ■ “HENRY” clients Businesses Individuals Target clientsTarget verticals ProductsProducts

II. Building Private Banking capabilities

Next steps to deliver a world-class Private Bank

- Launch brand in 4Q23
- Scale Wealth offering and advisers
- Open select private banking offices/branches
- Make operating model changes to deliver a world-class customer experience

Medium-term aspirations

Financial impacts

- 2023 is a year of investment: ~($0.08-$0.10) EPS impact on performance, plus ~($0.03) notables; Quarterly expense of ~$40MM 2H23
- 2024: Achieve break-even by mid-2024, FY2024 expected to be accretive
- 2025: ~5% EPS accretion*

2025 year-end business targets

$ in billions



$11
$9
$10
Deposits
Loans
AUM

** Based on Bloomberg consensus estimate for FY2025 as of 7/18/23*

18

19 Investment thesis Citizens has a robust capital, liquidity and funding position – Committed to strengthening even further with BSO, including Non-Core strategy – Relative strength allows Citizens to take advantage of opportunities – Focused on deploying capital to best relationship/highest risk adjusted return areas – Flexibility to return capital to shareholders Citizens continues to have a series of unique initiatives that will lead to relative medium-term outperformance Citizens has performed well since the IPO given its sound strategy, capable & experienced leadership and a strong customer-focused culture – Track record of strong execution – Commitment to operating and financial discipline – Excellence in our capabilities, highly competitive with mega-banks and peers – Citizens Private Bank launched to rapidly build Wealth presence – Well positioned in NYC metro to gain market share; performance tracking well – All other initiatives tracking well: Citizens Pay, Citizens Access, Private Capital, TOP 8 Citizens expects to deliver 2023 mid-teens ROTCE through a challenging environment. Represents attractive opportunity for investors at current valuation

20 Appendix

III. Entry into New York Metro progressing well

~200 branches acquired, ~1 million customer accounts migrated, ~1,350 business clients

Strong start with potential to scale over time

30+ points NPS improvement

March to December 2022 across acquired HSBC branches

Strong start in ISBC

3x



Customer acquisition rate vs. pre-conversion rate[1]


Boston
New York
Philadelphia
FL

Strong branch sales

+175%



Legacy CFG HSBC/ISBC

Mortgage and Home Equity sales[2]

10% Deposit growth

in HSBC branches YoY June 2023[3]

~60k new retail checking households added over last twelve months

Sizeable growth potential

3 to 5 years of strong sales to close the gap to legacy Citizens

2023 - 2027 CAGR in NY Metro

- ~10% Revenue
- ~10% Deposits
- ~70% AUM

...with further upside potential from Citizens Private Bank

21

See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

IV. Consumer Banking - differentiated growth opportunities

Citizens Access™ National digital expansion

$s billions

Strong source of deposit growth

Period-end balance



$7.8
$10.6
4Q22
2Q23

Using modern technology as one of the only financial institutions on a fully cloud-based core

Launch checking by YE2023 for low-cost funding

2025+ converge legacy core with Citizens Access to create single integrated platform

CitizensPay™

Top customer acquisition engine in the bank

Existing clients performing well	Prudently adding new clients
Microsoft	Peloton
BJ's	The Tile Shop
Apple	Wisetack
Best Buy	Trek
Vivint	

- Strong credit performance
- Prime quality portfolio
- High Net Promoter Scores

- 125+ partners added YTD
- Adding consumer direct virtual card
- New partner originations up ~110% YoY

22

V. Capturing the Private Capital opportunity

A substantial and growing market

Over the last six years, Private Capital fundraising has led to record deal formation, M&A activity and fees

$3.6 trillion
Private Capital fundraising

2017-2022 eclipsed prior six years by 79%

~33% increase in sponsor-driven Investment Banking fees

versus ~15% increase for U.S. corporates - 2018 to 2022 (versus prior 5-year period)

- Deal activity muted for last year due to higher financing costs, disparate views on valuation and macro uncertainty
- Many sponsors have not deployed meaningful amounts of capital for 12 months and counting
- Increasing pent-up demand for M&A and capital markets activity pending more clarity on economic outlook

Citizens serving Private Capital for 10 years

Citizens has been cultivating distinctive capabilities to serve the Private Capital ecosystem

- Consistent, dedicated strategy to serve the sponsor community
- Significant investments in talent and capabilities, including five advisory acquisitions since 2017
- Steady multi-year gains in middle market & overall market
- Effectively utilizing the balance sheet to maximize sponsor returns with capital call lines and fund leverage
- New Private Bankers significantly expand sponsor relationships and capabilities

Top 3 U.S. sponsor middle market bookrunner[(1)]

Full life-cycle Private Capital capabilities

- Strong financial sponsor relationships
- Deep expertise in attractive verticals
- Full debt and equity underwriting capabilities
- High-touch M&A execution
- Full-scope hedging capabilities
- Capital call lines, cash management
- Originate for distribution with low hold levels

Poised to capitalize on coming wave of Private Capital activity

23

See page 31 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

VI. Transforming how we operate the bank and deliver for customers

TOP program benefits


$s in millions
~$200
~$140
~$115
~$115
~$105
~$425
~$115
~$115
2014 TOP 1
2015 TOP 2
2016 TOP 3
2017 TOP 4
2018 TOP 5
2019-2021 TOP 6
2022 TOP 7
2023 TOP 8
Revenue
Efficiencies and tax

Raised TOP 8 pre-tax run-rate benefit target to ~$115 million by YE2023

TOP Update

- TOP 8 underway and progressing well
- In light of the environment, augmented the program and raised target benefit to ~$115 million from ~$100 million
- Incremental efficiencies driven by:
  - Accelerated branch rationalization
  - Additional procurement opportunities
- Planning underway for TOP 9; areas of opportunity include
  - Re-imagination of operations through process reengineering, automation and AI
  - Horizontal organizational simplification opportunities and rationalization of like functions
  - More ambitious procurement efficiencies
  - Improve customer journeys leveraging generative AI

24

$78.3B Commercial credit portfolio

Diverse and granular portfolio

($ in billions)		Balances	% of total CFG
C&I			
Finance and Insurance			
Capital call facilities	$	6.3	4 %
Other Finance and Insurance		6.0	3
Other Manufacturing		4.0	3
Technology		3.9	3
Accommodation and Food Services		3.2	2
Health, Pharma, Social Assistance		2.8	2
Professional, Scientific, and Technical		2.8	2
Wholesale Trade		2.5	2
Other Services		2.5	2
Retail Trade		2.3	1
Energy & Related		2.1	1
Rental and Leasing		1.4	1
Consumer Products Manufacturing		1.2	1
Administrative and Waste Management		1.5	1
Arts, Entertainment, and Recreation		1.6	1
Automotive		1.2	1
Other [1]		2.7	2
Total C&I	$	48.0	32 %
CRE			
Multi-family	$	8.8	6 %
Office		6.2	4
Industrial		3.7	3
Retail		3.4	2
Co-op		1.9	1
Data Center		0.9	1
Hospitality		0.6	—
Other [1]		3.3	2
Total CRE	$	28.9	19 %
Total Commercial loans & leases	$	78.3	52 %
Total CFG	$	151.3	100 %

Commercial portfolio risk ratings[2]

$s in billions



$57.5
$80.9
$78.3
B- and lower
B+ to B
BB+ to BB-
AAA+ to BBB-
3%
14%
25%
58%
6%
15%
17%
62%
6%
16%
18%
60%
4Q19
1Q23
2Q23

Highlights

- Disciplined capital allocation and risk appetite
  - Highly experienced leadership team
  - Focused client selection
- C&I portfolio has focused growth on larger, mid-corporate customers, thereby improving overall asset quality
- Leveraged loans ~1.7% of total CFG loans, granular hold positions with an average outstanding of ~$12 million
- CRE portfolio is well diversified across asset type, geography, and borrowers with the emphasis on strong sponsor selection

25

See page 31 for notes and important information on Non-GAAP Financial Measures, including "Underlying" results. "Underlying" results exclude the impact of notable items.

Strong reserve coverage of CRE General Office

General Office portfolio - ACL coverage


$ in billions
$4.0
$4.1
$3.9
4.9%
6.7%
8.0%
4Q22
1Q23
2Q23
Portfolio Balance
ACL Coverage Ratio

Commentary

- Strong ACL coverage of General Office; continually reassessing potential loss content based on detailed loan by loan portfolio review as market conditions evolve
  - Increased ACL coverage for CRE General Office to 8.0% from 6.7% while absorbing ~$56 million in 2Q NCOs
  - ~98.5% of CRE General Office is current pay
- Under more severe stress scenarios, expect CRE General Office credit losses to be manageable with modest impacts to capital
  - Current stress assumptions already 2x as severe as 1990-1993 or 2008/2009 downturns
  - Believe current reserve adequately covers projected risks
  - Capital impacts of higher stress scenarios very modest

CRE General Office key reserve assumptions

	Current assumptions
Property valuations (peak-to-trough % decline)	down ~67%
Avg. Loss Severity (%)	~45-50%
Default rate (%)	~16-18%
Scenario losses implied	~$315 million
General Office ACL Coverage	8.0%

Laser-focused and well-equipped to manage portfolio to mitigate losses

- Have limited CRE originations to existing clients; restricted new originations for CRE Office in mid-2020
- Proactively engaging borrowers on mutually beneficial work-out solutions well before maturity
- Portfolio management prioritized based on multiple dimensions including:
  - Property location (MSA), building quality, operating performance, LTV, rent roll, and loan maturity
- ACL informed by a specific CRE downside macro scenario combined with a loan-by-loan analysis
  - Assumed a deep stress, materially worse than historical market experience for factors such as NOI, property values, default rate, and loss severity

26

27 38% 42% 43% 33% 32% 32% 18% 16% 16% 5% 5% 4%6% 5% 5% 4Q19 1Q23 2Q23 42% 19% 15% 4% 13% 7% $73.0B Retail credit portfolio 800+ 740-799 680-739 640-679 <640 $61.6 $73.0 $s in billions Retail portfolio FICOs(2) $73.8 Home equity Retail loans(1) Residential mortgages Auto Education - in school Education - refinance Other retail ~94% of retail portfolio > 680 Super-prime/prime* ~76% of retail portfolio Secured ■ Mortgage – FICO ~785 – Weighted-average LTV of ~55% ■ Home equity – FICO ~765 – ~40% secured by 1st lien – ~96% CLTV less than 80% – ~85% CLTV less than 70% ■ Auto – FICO ~740 – Weighted-average LTV of ~78% ■ Education – FICO ~785 ■ Other retail: – Credit card – FICO ~735 – Citizens PayTM – FICO ~725; incorporates loss sharing High quality, diverse portfolio '* Super-prime/prime defined as FICO of 680 or above at origination See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

28 Well positioned to meet future long-term debt requirements Diversified Funding Platforms and Balanced Maturity Profile Historical Citizens Fixed Income and ABS Issuance Maturity Profile # of Issuances Per Year $s in millions $750 $1,750 $3,250 $750 $1,500 $750 $2,050 $450 $350 $500 $1,050$1,000 $621 $264 $400 $250 $600 $750 $750 $300 $1,500 Senior Bank Senior HoldCo Subordinated HoldCo Preferred Stock ABS 2015 2016 2017 2018 2019 2020 2021 2022 6/30/23 $2,000 $950 $800 $500 $1,050 $107 $470 $264 $621 $400 $2,050 $324 $596 $483 $97 Senior Bank Senior HoldCo Subordinated HoldCo Preferred Stock ABS 2024 2025 2026 2028 2030 2031 2032 2037 Perp. As of June 30, 2023 4 3 3 3 4 4 2 3 2

29 10.6% 10.3% 10.3% 10.1% 9.8% 9.7% 9.6% 9.5% 9.5% 9.3% 9.1% 1.3% 0.5% 1.1% 1.3% 1.8% 1.4% 1.5% 1.7% 1.2% 1.5% 1.4% 1.8% 2.0% 1.9% 1.8% 2.2% 2.0% 2.1% 1.9% 2.1% 2.3% 2.1% 13.7% 12.8% 13.3% 13.1% 13.8% 13.1% 13.2% 13.1% 12.8% 13.1% 12.7% CET1 AT1 Tier 2 Total Capital Peer 1 Peer 2 CFG Peer 3 Peer 4 Peer Avg Peer 5 Peer 6 Peer 7 Peer 8 Peer 9 Capital remains strong Capital stack comparison(1) Note: Peers include CMA, FITB, HBAN, KEY, MTB, PNC, RF, TFC, USB See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

30 ■ 95% U.S. Treasury and Government/Agency MBS ■ 72% AFS securities, 28% HTM securities ■ 5% private label ■ 19% of total earning assets ■ Primary goal is to provide a source of high- quality liquid assets – 47% are Level 1 High-Quality Liquid Assets qualifying – 47% are Level 2 High-Quality Liquid Assets qualifying ■ Secondary objective is to optimize for yield ■ Average effective duration of the fixed income securities portfolio is 5.5 years ■ Average life of fixed income securities portfolio is 7.7 years with minimal credit risk High-quality investment portfolio $s in billions Investment portfolio Investment portfolio credit allocation 5% 47% 48% Private Label “GSE” Fannie Mae and Freddie Mac U.S. Government Guaranteed $36.1 $36.6 $21.6 $22.2 $8.9 $9.0 $3.5 $3.4 $2.2 $2.0 Private Label AFS/HTM U.S. Treasury and other U.S. Govt Guarnt/Agency MBS HTM U.S. Govt Guarnt/Agency MBS AFS 2Q22 2Q23 Highlights See page 31 for notes and important information on Non-GAAP Financial Measures, including “Underlying” results. “Underlying” results exclude the impact of notable items.

31 Notes on Non-GAAP Financial Measures See important information on our use of Non-GAAP Financial Measures at the beginning this presentation and reconciliations to GAAP financial measures at the end of this presentation. Non-GAAP measures are herein defined as Underlying results. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. Allowance coverage ratios for loans and leases includes the allowance for funded loans and leases in the numerator and funded loans and leases in the denominator. Allowance coverage ratios for credit losses includes the allowance for funded loans and leases and allowance for unfunded lending commitments in the numerator and funded loans and leases in the denominator. General Notes a. References to net interest margin are on a fully taxable equivalent ("FTE") basis. b. Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS. c. Select totals may not sum due to rounding. d. Throughout this presentation, reference to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted. Notes Notes on slide 3 - Navigating well through a dynamic environment 1) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries. Notes on slide 4 - Strong franchise with leading positions in attractive markets 1) References to the term “customers” refers to the number of households. 2) Thomson Reuters LPC loan syndication league table ranking for the prior 12 months as of 4Q22 based on deals for Sponsor and Overall U.S. Middle Market (defined as Borrower Revenues <$500 million and Deal Size <$500 million). Notes on slide 6 - Highly diversified and retail-oriented deposit base 1) Estimated based on available company disclosures. 2) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries. Notes on slide 7 - CFG’s strong capital position relative to peers maintained 1) Peer data sourced from 2Q company disclosures. 2) Pension and DTA risk-weighted assets impact has been included. Notes on slide 8 - Well positioned for new regulations - Capital 1) Pension and DTA risk-weighted assets impact has been included. Notes on slide 9 - Well positioned for new regulations - Liquidity 1) Includes collateralized state and municipal balances and excludes bank and nonbank subsidiaries. Notes on slide 21 - III. Entry into New York Metro progressing well 1) Branch originated sales only; Investors pre CD1 checking sales sourced from internal Investors reporting. 2) Represents sales rate to new-to-bank customers within 4 months of initial onboarding. 3) Deposit Balances reflect average monthly balance as of Jun23 vs Jun22 for HSBC portfolio only (acquired and new) vs Legacy. Notes on slide 23 - V. Capturing the Private Capital opportunity 1) 2Q23 LTM by volume and deals. Notes on slide 25 - Commercial credit portfolio 1) Includes deferred fees and costs. 2) Reflects period end balances. Notes on slide 27 - Retail credit portfolio 1) See general note c). 2) Reflects period end balances. Notes on slide 29 - Capital remains strong 1) Source: SNL Financial and Company filings. Based on Q1 reporting. Notes on slide 30 - High-quality investment portfolio 1) Data based on historical amortized cost as of June 30, 2023

32 Non-GAAP financial measures and reconciliations QUARTERLY TRENDS 2Q23 CET1 Ratio adjusted for AOCI opt-out removal CET1 capital $18,381 Less: AFS securities - AOCI 1,763 HTM securities - AOCI 880 DTA for AFS/HTM securities 24 Pension 367 DTA for Pension 2 CET 1 capital adjusted for AOCI opt-out removal A $15,345 Risk-weighted assets 179,034 Less: HTM securities - AOCI 156 AFS securities - AOCI 292 DTA for AFS/HTM securities (2,195) Pension 367 DTA for Pension (320) Risk-weighted assets adjusted for AOCI opt-out removal B 180,734 CET1 Ratio adjusted for AOCI opt-out removal A/B 8.5% $s in millions, except ratio data